Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)

400 South Hope Street, Suite 500 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

Molson Coors Brewing Company

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	84-0178360 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices)	80202 (Zip code)

1555 Notre Dame Street East Montréal, Québec Canada H2L 2R5 (Address of principal executive offices)	(Zip code)

Molson Coors International LP

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	61-1529355 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

Molson Coors Holdco Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	45-4978838 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

MillerCoors LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-2387410 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

Coors Brewing Company

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	35-2400440 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

Newco3, Inc.

 Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	80-0357759 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

CBC Holdco LLC

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	37-1542462 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

CBC Holdco 2 LLC

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	27-5470101 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

CBC Holdco 3, Inc.

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	81-3919736 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

MC Holding Company LLC

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	27-4174485 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

MillerCoors Holdings LLC

(Exact name of obligor as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	81-2692234 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices	80202 (Zip code)

Jacob Leinenkugel Brewing Co., LLC

(Exact name of obligor as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-1604360 (I.R.S. employer identification no.)

1801 California Street, Suite 4600 Denver, Colorado (Address of principal executive offices)	80202 (Zip code)

Molson Canada 2005

(Exact name of obligor as specified in its charter)

Ontario (State or other jurisdiction of incorporation or organization)	98-0458610 (I.R.S. employer identification no.)

33 Carlingview Drive Toronto, Ontario Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Molson Coors International General, ULC

(Exact name of obligor as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-0532434 (I.R.S. employer identification no.)

33 Carlingview Drive Toronto, Ontario Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Molson Coors Callco ULC

(Exact name of obligor as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-0451609 (I.R.S. employer identification no.)

33 Carlingview Drive Toronto, Ontario Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

Coors International Holdco 2, ULC

(Exact name of obligor as specified in its charter)

Nova Scotia (State or other jurisdiction of incorporation or organization)	98-1322671 (I.R.S. employer identification no.)

33 Carlingview Drive Toronto, Ontario Canada M9W 5E4 (Address of principal executive offices)	(Zip code)

1.900% Senior Notes due 2019 and Guarantees of 1.900% Senior Notes due 2019

2.250% Senior Notes due 2020 and Guarantees of 2.250% Senior Notes due 2020

(Title of the indenture securities)

1.             General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.
333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 27th day of October, 2017.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/	Manjari Purkayastha
	Name:	Manjari Purkayastha
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business June 30, 2017, published in accordance with Federal regulatory authority instructions.

Dollar amounts in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,600
Interest-bearing balances	439,216
Securities:
Held-to-maturity securities	0
Available-for-sale securities	628,823
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	10,515
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	37,583
Other assets	130,153
Total assets	$2,105,203

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LIABILITIES
Deposits:
In domestic offices	649
Noninterest-bearing	649
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	296,346
Total liabilities	296,995
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,123,023
Not available
Retained earnings	685,564
Accumulated other comprehensive income	-1,379
Other equity capital components	0
Not available
Total bank equity capital	1,808,208
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,808,208
Total liabilities and equity capital	2,105,203

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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